429-P1 03/25

FRANKLIN GLOBAL TRUST
SUPPLEMENT DATED MARCH 25, 2025
TO THE SUMMARY PROSPECTUS, PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
EACH DATED DECEMBER 1, 2024, OF
FRANKLIN INTERNATIONAL GROWTH FUND (THE “FUND”)

1. Effective June 30, 2025, John Remmert is anticipated to retire and step down as a member of the Fund’s portfolio management team.

2. Effective June 30, 2025, the following changes are made to the Fund’s Summary Prospectus, Prospectus and SAI:

a. The following is added to the section titled “Fund Summary – Portfolio Managers” in the Fund's Summary Prospectus and Prospectus:

Samantha Mathews
Portfolio Manager of FT Institutional and portfolio manager of the Fund since June 2025.

b. The following is added to the section titled “Fund Details – Management” in the Fund’s Prospectus:

Samantha Mathews Portfolio Manager of FT Institutional
Mrs. Mathews has been a portfolio manager of the Fund since June 2025, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. She joined Franklin Templeton in 2023. Prior to joining Franklin Templeton, Mrs. Mathews was a healthcare research analyst at Point72 Asset Management.

The portfolio managers of the Fund are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. They have equal authority over all aspects of the Fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which each portfolio manager may perform these functions, and the nature of these functions, may change from time to time.

c. The following is added to the section titled “Management and Other Services – Portfolio managers” in the Fund’s SAI:

Name	Type of Account	Number of Accounts Managed	Total Assets Managed (x $1 million)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based (x $1 million)
Samantha Mathews*	Registered Investment Companies	None	None	None	None
	Other Pooled Investment Vehicles	None	None	None	None
	Other Accounts	2	1,720.1	None	None

*Information is provided as of February 28, 2025.

d. The following is added to the section titled “Management and Other Services – Portfolio managers – Ownership of Fund shares” in the Fund’s SAI:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Samantha Mathews*	$10,001 – $50,000
*Information is provided as of February 28, 2025.

Please keep this supplement for future reference.